UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7812

Salomon Brothers Municipal Partners Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: June 30
Date of reporting period: December 31, 2005

ITEM 1.          REPORT TO STOCKHOLDERS.

           The Semi-Annual Report to Stockholders is filed herewith.

EXPERIENCE

Salomon Brothers Municipal Partners Fund II Inc.

SEMI-ANNUAL REPORT

DECEMBER 31, 2005

LEGG MASON

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Municipal Partners Fund II Inc.

Semi-Annual Report • December 31, 2005

	Letter from the Chairman	I
What’s Inside	Fund at a Glance	1
	Schedule of Investments	2
	Statement of Assets and Liabilities	10
	Statement of Operations	11
	Statements of Changes in Net Assets	12
Fund Objective The Fund’s primary investment objective is to seek high current income, which is exempt from federal taxes, consistent with the preservation of capital.	Financial Highlights	13
	Notes to Financial Statements	14
	Board Approval of Management Agreement	20
	Additional Shareholder Information	30
	Dividend Reinvestment Plan	31

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.3% advance in the second quarter of 2005, gross domestic product (“GDP”)[i] growth was 4.1% in the third quarter. While fourth quarter GDP figures have not yet been released, we anticipate another slight gain.

     Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period of this report. After raising rates nine times from June 2004 through June 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

R. JAY GERKEN, CFA Chairman and Chief Executive Officer

     Early in the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed’s rate tightening, while longer-term rates were relatively stable. However, as the period progressed, 10-year Treasury yields moved higher, reaching 4.37% on December 31, 2005. This compares to 3.94% when the reporting period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. Looking at the municipal market, its yield curve flattened during the reporting period but, unlike the Treasury curve, it did not invert at the end of December 2005.

Salomon Brothers Municipal Partners Fund II Inc.	I

Performance Review

For the six months ended December 31, 2005, the Salomon Brothers Municipals Partners Fund II Inc. returned –0.19%, based on its net asset value (“NAV”)iv and –1.34% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index,[v] returned 0.60% for the same time frame. The Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averagevi increased 1.03%. Please note that Lipper performance returns are based on each fund’s NAV per share.

     During this six-month period, the Fund made distributions to shareholders totaling $0.4080 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of December 31, 2005. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2005 (unaudited)

Six-Month
Price Per Share	Total Return

$ 14.49 (NAV)	-0.19%

$ 13.02 (Market Price)	-1.34%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

II	Salomon Brothers Municipal Partners Fund II Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the in the Notes to Financial Statements included in this report.

     Additionally, the Fund entered into a settlement agreement on February 13, 2006 with Karpus Investment Management. As part of the settlement, if the new management agreement is approved and, subject to compliance with applicable laws, rules and regulations, the Board of Directors has preliminarily determined to recommend a merger between the Fund and Salomon Brothers Municipal Partners Fund Inc. to shareholders of the Fund at a meeting of shareholders to be held in or before April 2007. More information about the settlement is contained in the Notes to the Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “MPT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMPTX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

Salomon Brothers Municipal Partners Fund II Inc.	III

          In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman and Chief Executive Officer

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Certain investors may be subject to the Federal Alternative Tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

vi

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 64 funds in the Fund’s Lipper category, and excluding sales charges.

IV	Salomon Brothers Municipal Partners Fund II Inc.

Fund at a Glance (unaudited)

Investment Breakdown

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	1

Schedule of Investments (December 31, 2005) (unaudited)
SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 95.6%
California — 8.3%
$ 1,000,000	A3(a)	California Health Facilities Financing Authority Revenue, Cedars-Sinai Medical Center, 5.000% due 11/15/34	$1,016,940
1,500,000	A	California State, GO, 5.125% due 6/1/24	1,559,205
2,500,000	AAA	Huntington Beach, CA, Union High School District, GO, Election 2004, FSA-Insured, 5.000% due 8/1/29	2,620,775
3,000,000	AAA	Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subseries A-1, FSA-Insured, 5.000% due 7/1/35	3,150,450
2,500,000	AAA	Napa Valley, CA, Community College District GO, Election of 2002, Series B, MBIA-Insured, 5.000% due 8/1/23	2,654,375

		Total California	11,001,745

Colorado — 1.4%
1,750,000	BBB+	Colorado Health Facilities Authority Revenue, Poudre Valley Health Care, Series F, 5.000% due 3/1/25	1,782,095

Connecticut— 2.4%
3,000,000	AAA	Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series A, AMBAC-Insured, 5.000% due 7/1/23	3,191,310

District of Columbia — 1.6%
2,000,000	AAA	District of Columbia Revenue, American University, AMBAC-Insured, 5.625% due 10/1/26	2,048,140

Florida — 0.8%
1,000,000	AAA	St. Johns County, FL,Water & Sewer Revenue, MBIA-Insured, 5.500% due 6/1/11	1,096,270

Illinois — 15.5%
1,000,000	AAA	Chicago, IL, Board of Education, GO, Chicago School Reform, AMBAC-Insured, Call 12/1/07 @ 102, 5.750% due 12/1/27 (b)	1,064,730
		Chicago, IL, GO, Series A, FSA-Insured:
145,000	AAA	5.250% due 1/1/16	158,034
355,000	AAA	Call 1/1/14 @ 100, 5.250% due 1/1/16 (b)	392,296
1,750,000	AAA	Chicago, IL, Midway Airport Revenue, Series B, MBIA-Insured, 5.625% due 1/1/29 (c)	1,795,360
3,000,000	AAA	Chicago, IL, Park District, Refunding, Series D, FGIC-Insured, 5.000% due 1/1/29	3,139,440
1,000,000	AAA	Chicago, IL, Public Building Commission, Building Revenue,Chicago School Reform, Series B, FGIC-Insured, 5.250% due 12/1/18	1,114,420
1,215,000	AAA	Chicago, IL, Sales Tax Revenue, FSA-Insured, 5.000% due 1/1/22	1,285,628
250,000	AAA	Cook County, IL, Refunding GO, Series A, MBIA-Insured, 5.625% due 11/15/16	262,143
2,000,000	Aaa(a)	Illinois DFA, Revolving Fund Revenue, 5.250% due 9/1/12	2,177,940
1,000,000	AA+	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	1,095,060
		Illinois Health Facilities Authority Revenue:
1,850,000	AAA	Refunding, SSM Health Care, MBIA-Insured, 6.550% due 6/1/13 (d)	2,156,008
2,000,000	AAA	Servantoor Project, Series A, FSA-Insured, 6.000% due 8/15/12 (d)	2,242,220
605,000	A	South Suburban Hospital Project, 7.000% due 2/15/18 (d)	728,142
2,645,000	AAA	Illinois State, Sales Tax Revenue, 5.500% due 6/15/16	2,868,793

		Total Illinois	20,480,214

See Notes to Financial Statements.

2	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Schedule of Investments (December 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Indiana— 2.7%
$ 1,195,000	AAA	Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, Series A, AMBAC-Insured, 5.000% due 5/1/35	$1,237,303
2,000,000	BBB+	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	2,122,740
250,000	AAA	Indiana State Revolving Fund Revenue, Series B, 5.000% due 8/1/23	258,473

		Total Indiana	3,618,516

Maryland— 4.5%
		Maryland State Health & Higher Educational Facilities Authority Revenue:
1,500,000	Baa1(a)	Carroll County General Hospital, 6.000% due 7/1/37	1,599,525
1,500,000	A	Suburban Hospital, Series A, 5.500% due 7/1/16	1,635,990
500,000	A+	University of Maryland Medical Systems, 6.000% due 7/1/32	545,405
2,000,000	Aaa(a)	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC-Insured, 5.500% due 4/1/16 (c)	2,155,780

		Total Maryland	5,936,700

Massachusetts — 2.2%
		Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program, Series A:
2,125,000	AAA	5.750% due 8/1/29	2,290,835
525,000	AAA	Call 8/1/09 @101, 5.750% due 8/1/29 (b)	568,974

		Total Massachusetts	2,859,809

Michigan— 2.0%
1,000,000	AAA	Detroit, MI, City School District, GO, School Builiding & Site Improvement, Series A, FGIC-Insured, Call 5/1/13 @ 100, 5.500% due 5/1/17 (b)	1,115,830
1,500,000	AA-	Michigan State, Hospital Finance Authority Revenue, Trinity Health, Series C, 5.375% due 12/1/30	1,579,980

		Total Michigan	2,695,810

Missouri— 2.8%
		Missouri State Environmental Improvement & Energy Research Authority:
2,500,000	AA	PCR Refunding Revenue, Associated Electric Co-op Thomas Hill, 5.500% due 12/1/10	2,573,825
1,000,000	Aaa(a)	Water Pollution Refunding Revenue, State Revolving Funds, Program A, 5.000% due 7/1/20	1,105,750

		Total Missouri	3,679,575

Nevada— 2.4%
3,000,000	AAA	Clark County, NV, IDA Refunding Revenue, Nevada Power Co. Project, Series C, AMBAC-Insured, 7.200% due 10/1/22	3,115,920
15,000	AAA	Nevada Housing Division Revenue, Single-Family Program, Series C, AMBAC-Insured, 6.350% due 10/1/12 (c)	15,262

		Total Nevada	3,131,182

New Jersey— 4.1%
		New Jersey EDA:
2,500,000	AAA	Motor Vehicle Surcharges Revenue, Series A, MBIA-Insured,
		5.250% due 7/1/16	2,736,575

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	3

Schedule of Investments (December 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

New Jersey — 4.1% (continued)
$ 1,000,000	AAA	Water Facilities Revenue, New Jersey American Water Co. Inc. Project, Series A, FGIC-Insured, 6.875% due 11/1/34 (c)	$1,012,810
1,500,000	AAA	New Jersey State, EFA Revenue, Princeton University, Series A, 5.000% due 7/1/21	1,613,925

		Total New Jersey	5,363,310

New York — 13.3%
		New York City, NY, GO:
		Series A:
110,000	A+	6.000% due 5/15/30	120,193
890,000	A+	Call 5/15/10 @ 101, 6.000% due 5/15/30 (b)	990,970
1,500,000	A+	Series G, 5.000% due 12/1/33	1,546,755
2,000,000	AA+	New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series D, 5.000% due 6/15/37	2,080,220
4,500,000	AAA	New York City, NY, TFA Revenue, Series A, 5.500% due 11/15/17	4,938,840
		New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue:
5,000,000	AAA	AMBAC-Insured, 5.500% due 5/15/25	5,848,350
1,700,000	AAA	Non State Supported Debt, Series A, AMBAC-Insured, 5.500% due 5/15/28	2,004,776

		Total New York	17,530,104

North Carolina— 3.2%
4,000,000	AA+	University of North Carolina, University Revenue, Series A, 5.000% due 12/1/34	4,200,960

Ohio— 2.0%
2,500,000	AA-	Franklin County, OH, Hospital Revenue, Holy Cross Health Systems Corp., Call 6/1/06 @ 102, 5.875% due 6/1/21 (b)	2,575,800

Pennsylvania— 0.2%
250,000	AAA	Philadelphia, PA, School District GO, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/31 (b)	275,790

Puerto Rico — 4.9%
1,600,000	AAA	Puerto Rico Commonwealth Highway & Transportation Authority, Highway Revenue, Series X, FSA-Insured, 5.500% due 7/1/15	1,811,168
4,000,000	AAA	Puerto Rico Commonwealth Infrastructure Financing Authority, Series C, AMBAC-Insured, 5.500% due 7/1/25	4,664,240

		Total Puerto Rico	6,475,408

Tennessee — 1.2%
1,200,000	AAA	Memphis-Shelby County, TN, Airport Authority Revenue, Series D, AMBAC-Insured, 6.000% due 3/1/24 (c)	1,293,276

320,000	AA	Tennessee Housing Development Agency Revenue, Homeownership Program, Series 2B, 6.350% due 1/1/31 (c)	323,459

		Total Tennessee	1,616,735

Texas— 13.1%
2,500,000	AAA	Aledo, TX, GO, ISD, School Building, Series A, PSF-Insured, 5.000% due 2/15/30	2,602,075
330,000	AAA	Austin, TX, Airport Systems Revenue, Series A, MBIA-Insured, Call 11/15/07 @ 100, 6.200% due 11/15/15 (b)(c)	345,418

See Notes to Financial Statements.

4	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Schedule of Investments (December 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Texas— 13.1% (continued)
$ 1,000,000	Aaa(a)	Edgewood, TX, GO, ISD, Bexar County, PSF-Insured, 5.250% due 2/15/17	$1,092,170
3,500,000	AAA	Houston, TX, Utility System Revenue, Combined First Lien, FSA-Insured, 5.000% due 11/15/35	3,646,615
1,600,000	AAA	Lake Dallas, TX, GO, ISD, School Building, PSF-Insured, 5.000% due 8/15/34	1,657,744
1,000,000	AAA	Mesquite, TX, Independent School District No. 1, GO, Capital Appreciation, Series A, PSFG-Insured, zero coupon bond to yield 5.169% due 8/15/27	337,250
1,380,000	AAA	North Harris Montgomery Community College District, TX, GO, FGIC-Insured, 5.375% due 2/15/16	1,500,143
2,225,000	Aaa(a)	Northwest Texas, GO, ISD, PSF-Insured, 5.250% due 8/15/18	2,431,880
1,000,000	BBB-	Sabine River Authority, Texas Pollution Control, Refunding, Remarketed 11/29/2005, 5.200% due 5/1/28	1,006,050
1,500,000	AAA	Texas State Turnpike Authority Revenue, First Tier, Series A, AMBAC-Insured, 5.500% due 8/15/39	1,622,490
1,000,000	AAA	Williamson County, TX, GO, MBIA-Insured, 5.250% due 2/15/21	1,098,110

		Total Texas	17,339,945

Utah— 0.1%
150,000	AA	Utah State Housing Finance Agency, Single-Family Mortgage Revenue, Issue H-2, FHA-Insured, 6.250% due 7/1/22 (c)	153,144

Virginia— 2.5%
2,915,000	AAA	Greater Richmond, VA, Convention Center Authority, Hotel Tax Revenue, Convention Center Expansion Project, Call 6/15/10 @ 101, 6.125% due 6/15/20 (b)	3,251,828

Washington — 4.4%
1,900,000	AAA	Chelan County, WA, Public Utility District, Chelan Hydro System No.1, Construction Revenue, Series A, AMBAC-Insured, 5.450% due 7/1/37 (c)	2,021,714
2,000,000	AAA	Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, Series A, MBIA-Insured, 5.000% due 3/1/30	2,081,960
400,000	AAA	Seattle, WA, GO, Series B, FSA-Insured, Call 12/1/09 @ 101, 5.750% due 12/1/28 (b)	438,024
1,200,000	AAA	Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Series A, MBIA-Insured, 5.125% due 7/1/17	1,263,204

		Total Washington	5,804,902

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $122,593,145)	126,109,292

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	5

Schedule of Investments (December 31, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

SHORT-TERM INVESTMENTS(e) — 4.4%
Idaho — 0.8%
$ 1,100,000	A-1+	Idaho Health Facilities Authority, St. Lukes Medical Center, FSA-Insured, 3.750%, 1/3/06	$1,100,000

Illinois — 0.8%
1,000,000	A-1+	Illinois Finance Authority Revenue, Resurrection Health, Series B, LOC-JPMorgan Chase, 3.770%, 1/3/06	1,000,000

Kansas — 1.6%
2,100,000	A-1+	Kansas State Department of Transportation Highway Revenue, Series B-2, 3.750%, 1/3/06	2,100,000

Nevada — 0.8%
1,020,000	A-1+	Clark County, NV, Nevada School District, Series B, FSA-Insured, SPA-Bayerische Landesbank, 3.730%, 1/3/06	1,020,000

Tennessee — 0.4%
600,000	A-1+	Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Revenue, Vanderbilt University, Series A-2, 3.440%, 1/5/06	600,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $5,820,000)	5,820,000

		TOTAL INVESTMENTS — 100.0% (Cost — $128,413,145#)	$131,929,292

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.

(a)	Rating by Moody’s Investors Service. All ratings are unaudited.

(b)

Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).

(d)

Bonds are escrowed to maturity by U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Variable rate demand obligations have a demand feature under which the fund could tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

6	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Schedule of Investments (December 31, 2005) (unaudited) (continued)

Abbreviations used in this schedule:

AMBAC	–	Ambac Assurance Corporation
DFA	–	Development Finance Agency
EDA	–	Economic Development Authority
EFA	–	Educational Facilities Authority
FGIC	–	Financial Guaranty Insurance Company
FHA	–	Federal Housing Administration
FSA	–	Financial Security Assurance
GO	–	General Obligation
IDA	–	Industrial Development Authority
ISD	–	Independent School District
LOC	–	Letter of Credit
MBIA	–	Municipal Bond Investors Assurance Corporation
PCR	–	Pollution Control Revenue
PSFG	–	Permanent School Fund Guaranty
SPA	–	Standby Bond Purchase Agreement
TFA	–	Transitional Finance Authority

Summary of Investments by Industry*

Education	17.7%
General Obligation	12.1
Transportation	10.5
Utilities	9.2
Hospitals	8.7
Pre-Refunded	8.4
Pollution Control	6.9
Public Facilities	4.4
Escrowed to Maturity	3.9
Sales Tax	3.7
Industrial Development	3.7
Water & Sewer	3.2
Electric	2.4
Lease	1.5
Housing: Single-Family	0.4
Miscellaneous	3.3

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of December 31, 2005 and are subject to change.

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	7

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB” “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

See Notes to Financial Statements.

8	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Bond Ratings (unaudited) (continued)

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainly of position characterizes bonds in this class.

B	—

Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	9

Statement of Assets and Liabilities (December 31, 2005) (unaudited)

ASSETS:
Investments, at value (Cost — $128,413,145)	$131,929,292
Cash	97,362
Interest receivable	1,765,843
Receivable for securities sold	1,571,000
Prepaid expenses	1,372

Total Assets	135,364,869

LIABILITIES:
Payable for securities purchased	3,104,970
Management fee payable	61,370
Dividends payable to Auction Rate Preferred Stockholders	24,660
Directors’ fees payable	366
Accrued expenses	129,594

Total Liabilities	3,320,960

Series M Auction Rate Preferred Stock (900 shares authorized and issued at $50,000 per share) (Note 4)	45,000,000

Total Net Assets	$87,043,909

NET ASSETS:
Par value ($0.001 par value; 6,007,094 common shares issued and outstanding; 100,000,000 common shares authorized)	$6,007
Paid-in capital in excess of par value	83,244,145
Undistributed net investment income	503,833
Accumulated net realized loss on investments	(226,223)
Net unrealized appreciation on investments	3,516,147

Total Net Assets	$87,043,909

Shares Outstanding	6,007,094

Net Asset Value	$14.49

See Notes to Financial Statements.

10	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Statement of Operations (For the six months ended December 31, 2005) (unaudited)

INVESTMENT INCOME:
Interest	$3,141,008

EXPENSES:
Management fee (Note 2)	367,515
Auction agent fees (Note 4)	60,740
Audit and tax	45,448
Directors’ fees	32,446
Shareholder reports	29,202
Legal fees	18,586
Custody fees	14,400
Stock exchange listing fees	13,034
Transfer agent fees	11,348
Insurance	1,815
Miscellaneous expenses	7,055

Total Expenses	601,589

Net Investment Income	2,539,419

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investments	384,876
Change in Net Unrealized Appreciation/Depreciation From Investments	(2,490,107)

Net Loss on Investments	(2,105,231)

Distributions Paid to Auction Rate Preferred Stockholders From Net Investment Income	(609,488)

Decrease in Net Assets From Operations	$(175,300)

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	11

Statements of Changes in Net Assets
For the six months ended December 31, 2005 (unaudited)
and the year ended June 30, 2005

	December 31	June 30

OPERATIONS:
Net investment income	$2,539,419	$5,187,467
Net realized gain	384,876	412,305
Change in net unrealized appreciation/depreciation	(2,490,107)	2,786,391
Distributions paid to Auction Rate Preferred Stockholders from net investment income	(609,488)	(851,624)

Increase (Decrease) in Net Assets From Operations	(175,300)	7,534,539

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,450,894)	(4,901,789)

Decrease in Net Assets From Distributions to Common Stock Shareholders	(2,450,894)	(4,901,789)

Increase (Decrease) in Net Assets	(2,626,194)	2,632,750
NET ASSETS:
Beginning of period	89,670,103	87,037,353

End of period*	$87,043,909	$89,670,103

*Includes undistributed net investment income of:	$503,833	$1,024,796

See Notes to Financial Statements.

12	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Financial Highlights
For a share of capital stock outstanding throughout each period ended June 30, unless otherwise noted:

	2005(1)		2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$14.93		$14.49	$15.33	$14.34	$13.94	$13.09

Income (Loss) From Operations:
Net investment income	0.42		0.86	0.92	0.94	1.00	1.04
Net realized and unrealized gain (loss)	(0.35)		0.54	(0.86)	0.95	0.29	0.86
Distributions paid to Auction Rate Preferred Stockholders from net investment income	(0.10)		(0.14)	(0.08)	(0.09)	(0.14)	(0.30)

Total Income (Loss) From Operations	(0.03)		1.26	(0.02)	1.80	1.15	1.60

Less Distributions to Common Stock Shareholders From:
Net investment income	(0.41)		(0.82)	(0.82)	(0.81)	(0.75)	(0.75)

Total Distributions to Common Stock Shareholders	(0.41)		(0.82)	(0.82)	(0.81)	(0.75)	(0.75)

Net Asset Value, End of Period	$14.49		$14.93	$14.49	$15.33	$14.34	$13.94

Market Price, End of Period	$13.02		$13.60	$12.43	$13.92	$13.00	$12.52

Total Return, Based on Market Price(2)	(1.34)%		16.38%	(5.11)%	13.78%	10.11%	15.14%

Total Return, Based on NAV(2)	(0.19)%		8.85%	(0.17)%	12.83%	8.49%	12.49%

Net Assets, End of Period (000s)	$87,044		$89,670	$87,037	$92,088	$86,122	$83,747

Ratios to Average Net Assets(3):
Expenses	1.36	%(4)	1.30%	1.31%	1.39%	1.35%	1.38%
Net investment income	5.76	(4)	5.81	6.18	6.30	7.02	7.63

Portfolio Turnover Rate	18%		64%	48%	67%	52%	15%

Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$45,000		$45,000	$45,000	$45,000	$45,000	$45,000
Asset Coverage Per Share	146,715		149,633	146,708	152,320	145,691	143,052
Involuntary Liquidating Preference Per Share	50,000		50,000	50,000	50,000	50,000	50,000
Average Market Value Per Share	50,000		50,000	50,000	50,000	50,000	50,000

(1)	For the six months ended December 31, 2005 (unaudited).

(2)

For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. Total returns for periods of less than one year are not annualized.

(3)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Annualized.

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	13

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Salomon Brothers Municipal Partners Fund II Inc. (the “Fund”) was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

          (b) Concentration of Risk. Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

          (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

          (d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 4. Distributions to common shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

14	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

          (e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

          (f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager and administrator, Salomon Brothers Asset Management Inc. (“SBAM”), previously an indirect wholly-owned subsidiaries of Citigroup, have become a wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Fund’s existing investment management and administrative contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBAM, which became effective on December 1, 2005.

          Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

          Prior to the transaction and under the new management agreement, the Fund paid SBAM a fee calculated at an annual rate of 0.55% of the Fund’s average weekly net assets. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s average weekly net assets. This fee is calculated daily and paid monthly.

          Certain officers and one Director of the Fund are employees of Legg Mason and do not receive compensation from the Fund.

3. Investments

          During the six months ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$24,295,445

Sales	22,349,035

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	15

Notes to Financial Statements (unaudited) (continued)

          At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,023,113

Gross unrealized depreciation	(506,966)

Net unrealized appreciation	$3,516,147

4. Auction Rate Preferred Stock

On October 1, 1993, the Fund closed its public offering of 900 shares of $0.001 par value Auction Rate Preferred Stock (“Preferred Stock”) at an offering price of $50,000 per share. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

          Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rates on the Preferred Stock during the six months ended December 31, 2005 ranged from 1.999% to 4.000%. The weighted average dividend rate for the six months ended December 31, 2005 was 2.696%.

          The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

          The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common stock shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock.

          The issuance of preferred stock poses certain risks to holders of common stock, including, among others the possibility of greater market price volatility and in certain market conditions, the yield to holders of common stock may be adversely affected.

          The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the Preferred Stock in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common shareholders.

5. Distributions Subsequent to December 31, 2005

Common Stock Distributions. On November 18, 2005, the Board of Directors of the Fund declared two common share distributions from net investment income, each in the amount of $0.068 per share, payable on January 27, 2006 and February 24, 2006 to shareholders of record on January 24, 2006 and February 21, 2006, respectively.

16	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

          Preferred Stock Distributions.The Board of Directors designated each of the following distribution periods as a Special Rate Period. With each auction date, the regular auction procedure resumes, subject to the Fund’s ability to designate any subsequent distribution period as a Special Rate Period.

Auction Date:	Commencement of Rate Period:	Rate Effective Through:	Preferred Rate:

12/23/05	12/27/05	1/2/06	4.000%

12/30/05	1/3/06	1/9/06	4.000%

1/9/06	1/10/06	1/16/06	3.300%

1/13/06	1/17/06	1/23/06	3.030%

6. Capital Loss Carryforward

At June 30, 2005, the Fund had a net capital loss carryforward of $620,813 of which $67,814 expires in 2007 and $552,999 expires in 2008. These amounts will be available to offset any future taxable capital gains.

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

          The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

          The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

          At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

          This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

          On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

18	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

          Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

9. Litigation

On November 8, 2005, George W. Karpus, a shareholder of the Fund, commenced a derivative action in the Supreme Court of the State of New York, County of New York against certain current and/or former officers and directors of the Fund and Salomon Brothers Municipal Partners Fund Inc. (the “Litigation”). On February 13, 2006, the parties announced they were settling the Litigation. The settlement is subject final court approval and shareholder notice. Under the terms of the settlement and subject to certain conditions, including the approval of the Management Agreement by shareholders by April 29, 2005, the Board of Directors of the Fund, subject to compliance with applicable laws, rules and regulations, has preliminarily determined to recommend a merger (the “Merger”) between the Fund and Salomon Brothers Municipal Partners Fund Inc. (“MNP”) to shareholders of the Fund at a meeting of shareholders to be held in or before April 2007. The Merger would be on such terms and conditions as the Board of Directors of the Fund deems appropriate, including no material change in circumstances that causes the Board of Directors of the Fund to believe that the Merger is no longer in the best interest of shareholders. The Merger, if approved by the Board of Directors and the shareholders of the Fund and by the Board of Directors and shareholders of MNP, would be completed on, or as soon as practicable after, July 7, 2007.

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	19

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Municipal Partners Fund II Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

          At an in-person meeting held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and its determinations were made separately in respect of each fund, including the Fund. The Fund has a combined investment advisory and administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager.

Board Approval of Management Agreement

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, which was an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason, Inc. and the Management Agreement will terminate. Other factors considered and conclusions rendered by the Board in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board considered that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and

20	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

          The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager, affiliates, the financial resources available to CAM and its then parent organization, Citigroup Inc.

          The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

          The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing the Fund’s performance against its bench-mark(s) and Lipper peers. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all leveraged closed-end funds classified as “general municipal debt funds” by Lipper, showed that the Fund’s performance for the one- and three- and ten-year periods presented was below the median, the performance for the five-year period presented was within the median range, and the Fund’s performance for the ten-year period presented was above the median.

          Based on their review, which included consideration of all of the factors noted above, the Board concluded that the investment performance of the Fund has been satisfactory over time.

Management Fees and Expense Ratios

The Board considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. Additionally, the Board received and considered information prepared by Lipper comparing the Fund’s Contractual Management Fees and the Fund’s overall expenses with those of funds in a relevant expense group and a broader

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	21

Board Approval of Management Agreement (unaudited) (continued)

group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to the Fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

          The information comparing the Fund’s Contractual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 9 closed-end leveraged funds (including the Fund) classified as “general municipal debt funds” by Lipper, showed that the Fund’s Contractual Management Fees were within the range of management fees paid by the other funds in the Expense Group and indeed were better than the median. The Board noted that the Fund’s actual total expense ratio was within the median and concluded that the expense ratio of the Fund was acceptable in the light of the quality of the services the Fund received and such other factors as the Board considered relevant.

          Taking all of the above into consideration, the Board determined that the Fund’s Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

          The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board considered information regarding the profitability to Manager and its affiliates of their relationships with the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether, given the Fund’s closed

22	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

end structure, there is a realistic potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Fund was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements and the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable to the Board.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

          The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised fund overseen by the Board (the “CAM funds”) including the Fund (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Adviser (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

          In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the fund and the fund’s Adviser. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM fund after the Transaction.

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	23

Board Approval of Management Agreement (unaudited) (continued)

          To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

          On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

          At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

          Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser to CAM funds, which, among other things, may involve Western Asset, the Adviser to CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or

24	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

other Legg Mason subsidiaries be appointed as the adviser or subadviser to certain CAM funds, including the Fund, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Funds and its shareholders by the Adviser, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi) that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	25

Board Approval of Management Agreement (unaudited) (continued)

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

          Certain of these considerations are discussed in more detail below.

          In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the CAM funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures,

26	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

          The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

          Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Funds, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds,

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	27

Board Approval of Management Agreement (unaudited) (continued)

but that they had been satisfied in their most recent review of the Current Management Agreements, including the Funds’ Current Management Agreement, that the Adviser’s level of profitability from its relationship with the Funds was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

          The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain Funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for

28	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason”s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	29

Additional Shareholder Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Salomon Brothers Municipal Partners Fund II Inc. was held on October 11, 2005, for the purposes of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominees	Preferred Stock Votes For	Preferred Stock Votes Withheld	Common Stock Votes For	Common Stock Votes Withheld

Carol L. Colman	621	0	5,147,389	433,419
R. Jay Gerken	621	0	N/A	N/A

At December 31, 2005, in addition to Carol L. Colman and R. Jay Gerken, the other Directors of the Fund were as follows:

Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, by both classes of stock voting together, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Item Voted on	Votes For	Votes Against	Abstentions

New Management Agreement	2,376,371	1,027,929	92,770

30	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Dividend Reinvestment Plan (unaudited)

          Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

          Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by EquiServe Trust Company, N.A. (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

          The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a distribution on the Common Stock, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

          Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

          The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

          In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

          There is no charge to participants for distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid

Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report	31

Dividend Reinvestment Plan (unaudited) (continued)

by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

          Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

          Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

          All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 43010, Providence, Rhode Island 02940-3010.

32	Salomon Brothers Municipal Partners Fund II Inc. 2005 Semi-Annual Report

Salomon Brothers Municipal Partners Fund II Inc.

DIRECTORS	SALMON BROTHERS
Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA William R. Hutchinson Riordan Roett Jeswald W. Salacuse	MUNICIPAL PARTNERS FUND II INC. 125 Broad Street 10th Floor, MF-2 New York, New York 10004 Telephone 1-888-777-0102
AUCTION AGENT

OFFICERS
R. Jay Gerken, CFA
Chairman and Chief
Executive Officer
Peter J. Wilby, CFA
President
Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer
Frances M. Guggino
Chief Financial Officer
and Treasurer
Robert E. Amodeo
Executive Vice President
Ted P. Becker
Chief Compliance Officer
Wendy S. Setnicka
Controller
Robert I. Frenkel
Secretary and
Chief Legal Officer

Deutsche Bank
60 Wall Street
New York, New York 10005

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND DISBURSING
AND TRANSER AGENT
EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island
02940-3010

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

INVESTMENT MANAGER	LEGAL COUNSEL
AND ADMINISTRATOR Salomon Brothers Asset Management Inc 399 Park Avenue New York, New York 10022	Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 NEW YORK STOCK
EXCHANGE SYMBOL MPT

This report is transmitted to the shareholders of Salomon Brothers Municipal Partners Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

EquiServe Trust Company, NA
P.O. Box 43010
Providence, Rhode Island 02940-3010

SAM0828 12/05 06-9885

LEGG MASON

Salomon Brothers Municipal Partners Fund II Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund's website at www.citigroupam.com and (3) on the SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

Attached hereto.

Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Municipal Partners Fund II Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer

Date: March 10, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer

Date: March 10, 2006

By:	/s/ Frances M. Guggino (Frances M. Guggino) Chief Financial Officer

Date: March 10, 2006